UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 23, 2020

 INTERDIGITAL, INC.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	1-33579	82-4936666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300
Wilmington, DE 19809-3727
(Address of principal executive offices, Zip code)

302-281-3600
Registrant's telephone number, including area code

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IDCC	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, Xiaomi Communication Technology Co., Ltd. and certain of its affiliates (“Xiaomi”) filed a complaint against InterDigital, Inc. (the “Company”) and one of its subsidiaries on June 3, 2020 with the Wuhan Intermediate People’s Court (the “Wuhan Court”).  Xiaomi is seeking for the Wuhan Court to determine a global FRAND rate for all of the Company’s 3G and/or 4G/LTE standards essential patents.  The Company was informed on September 25, 2020 that the Wuhan Court held an ex parte hearing on or about September 23, 2020 and issued an order that purports to among other things, enjoin the Company from seeking a preliminary and permanent injunction against Xiaomi Corporation and certain of its subsidiaries for infringement of certain of the Company’s patents related to 3G and/or 4G/LTE standards in the Delhi High Court in New Delhi, India or elsewhere.  The Wuhan Court has ordered a fine of up to one million yuan per day if the Company were to violate the order.  The Company does not believe the order affects the Company’s litigation against Xiaomi Corporation in the Delhi High Court covering the Company’s patents related to H.265/HEVC standards.  The Wuhan Court hearing was conducted without providing the Company prior notice or an opportunity to be heard. The Company has not yet been properly served with Xiaomi’s complaint or the Wuhan Court order and intends to dispute the decision.

On September 29, 2020, the Company filed an anti- anti- suit injunction application against Xiaomi Corporation as part of its Delhi High Court case, seeking to enjoin Xiaomi from attempting to prevent InterDigital from pursuing its patent infringement case in India.  The application is currently pending.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By: /s/ Richard L. Gulino
Richard L. Gulino
Chief Legal Officer, General
Counsel and Corporate Secretary

Date: September 29, 2020